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                                       8-K
                                 Current Report

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2000

                HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  33-44299                    36-4202202
(State or other Jurisdiction      (Commission                (I.R.S. Employer
       Incorporation)             File Number)            Identification Number)

                             -----------------------

                             500 West Monroe Street
                             Chicago, Illinois 60661
                          (principal executive offices)
                                 (312) 441-7000


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On February 10, 2000, a single series of certificates, entitled Mortgage Pass-Through Certificates, Series 2000 PH-1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of February 1, 2000 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Heller Financial Commercial Mortgage Asset Corp. (the "Depositor"), as depositor, Midland Loan Services, Inc., as master servicer, Orix Real Estate Capital Markets, LLC, as special servicer, LaSalle Bank National Association, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of fifteen classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," and the "Class N Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 234 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on February 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $956,916,238 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Class Principal Balance of $171,000,000. The Class A-2 Certificates have an initial Class Principal Balance of $532,326,000. The Class X Certificates have an initial Class Notional Amount of $956,916,238. The Class B Certificates have an initial Class Principal Balance of $43,062,000. The Class C Certificates have an initial Class Principal Balance of $47,846,000. The Class D Certificates have an initial Class Principal Balance of $11,962,000. The Class E Certificates have an initial Class Principal Balance of $35,885,000. The Class F Certificates have an initial Class Principal Balance of $14,354,000. The Class G Certificates have an initial Class Principal Balance of $26,316,000. The Class H Certificates have an initial Class Principal Balance of $19,139,000. The Class J Certificates have an initial Class Principal Balance of $9,570,000. The Class K Certificates have an initial Class Principal Balance of $7,177,000. The Class L Certificates have an initial Class Principal Balance of $9,570,000. The Class M Certificates have an initial Certificate Principal Amount of $9,570,000. The Class N Certificates have an initial Certificate Principal Amount of $19,139,238. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

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         (c)      Exhibits.

                  Exhibit No.
                  of Item 601 of
Exhibit No.       Regulation S-K             Description
-----------       --------------             -----------
4.1               4                          Pooling and Servicing Agreement
                                             dated as of February 1, 2000 among
                                             Heller Financial Commercial
                                             Mortgage Asset Corp., as depositor,
                                             Midland Loan Services, Inc., as
                                             master servicer, Orix Real Estate
                                             Capital Markets, LLC, as special
                                             servicer, LaSalle Bank National
                                             Association, as Trustee and ABN
                                             Amro Bank N.V., as fiscal agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 25, 2000

HELLER FINANCIAL COMMERCIAL
   MORTGAGE ASSET CORP.

By: /s/ Thomas J. Bax
    -----------------------
    Name: Thomas J. Bax
    Title: Vice President



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